UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2005
Encysive Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-20117	13-3532643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4848 Loop Central Drive, Suite 700, Houston, Texas	77081
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 713-796-8822
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On July 28, 2005, Encysive Pharmaceuticals Inc. announced that it has completed the submission of a Marketing Authorization Application with the European Agency for the Evaluation of Medicinal Products (EMEA) for Thelin™ (sitaxsentan) 100 mg as a once daily oral treatment for patients with pulmonary arterial hypertension. The Marketing Authorization Application will be reviewed under the EMEA’s centralized licensing procedure which, if approved, would grant Encysive marketing authorization for Thelin in all 25 member states of the European Union. Earlier this month, Encysive’s new drug application for Thelin was filed with the U.S. Food and Drug Administration.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
     99.1   Press Release.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCYSIVE PHARMACEUTICALS INC. (Registrant)
Date: July 28, 2005	/s/ Stephen L. Mueller
Stephen L. Mueller
Vice President, Finance and Administration Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release.